                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                Amendment No. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 1999



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                        000-25374                          77-0250147
(State or Other Jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         Incorporation)

       420 NORTH MARY AVENUE                                                     94085
       SUNNYVALE, CALIFORNIA                                                 (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 774-4000

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

On February 2, 2000, General Magic, Inc. (the Company) filed with the Securities and Exchange Commission (the Commission) a current report on Form 8-K disclosing, among other things, that the Company had entered into a Development and License Agreement (the Agreement) with General Motors Corporation dated November 9, 1999, attaching the Agreement as Exhibit 99.1, portions of which were redacted and filed separately with the Commission. The Company is hereby refiling the Agreement to disclose terms of the Agreement that were previously redacted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibit is filed with this report on Form 8-K/A:


Exhibit No.        Description
-----------        -----------
99.1+              Development and License Agreement, dated November 9, 1999 by and between General Magic, Inc. and General Motors
                   Corporation by and through its OnStar division.

-------------------

+ Certain portions of this document have been omitted pursuant to a confidential treatment request filed with the Securities and Exchange Commission. Such portions have been provided separately to the Commission.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MAGIC, INC.



Dated:  November 9, 2001                   By:    /s/ Mary E. Doyle
                                                -------------------------------
                                                Mary E. Doyle
                                                General Counsel and Secretary

                                 EXHIBIT INDEX



Exhibit No.        Description
-----------        -----------
99.1+              Development and License Agreement, dated November 9, 1999 by and between General Magic, Inc. and General Motors
                   Corporation by and through its OnStar division.


------------------

+ Certain portions of this document have been omitted pursuant to a confidential treatment request filed with the Securities and Exchange Commission. Such portions have been provided separately to the Commission.